UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

April 29, 2005

Date of Report (date of earliest event reported)

RASER TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

UTAH	0-306567	87-0638510
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

5152 North Edgewood Drive, Suite 375

Provo, Utah 84604

(Address of principal executive offices)

(801) 765-1200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On April 29, 2005, Raser Technologies, Inc. (the “Company”) entered into an Amended Restricted Stock Grant Agreement (the “Amendment”) by and between the Company and John C. Ritter, the Company’s President, amending the Restricted Stock Grant Agreement (the “Agreement”) dated as of February 23, 2004 by and between the Company and Mr. Ritter.

The Amendment provides that all issuances on or after May 2, 2005 of shares of the Company’s common stock to Mr. Ritter pursuant to the terms and conditions of the Agreement be made from the Company’s 2004 Long-Term Stock Incentive Plan as pre-approved by the Compensation Committee of the Company’s Board of Directors. The Amendment also delays the vesting of 62,500 shares of the Company’s common stock issuable to Mr. Ritter pursuant to the Agreement from May 1, 2005 to July 14, 2005.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, a copy of which is filed as an exhibit hereto and is hereby incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

On April 29, 2005, the Company issued a press release announcing the Company’s participation in a press conference in Washington, D.C. with United States Senator Orrin Hatch to support the CLEAR Act of 2006. The full text of the press release is attached hereto as Exhibit 99.1 and hereby is incorporated herein by reference. Pursuant to General Instruction B.2 of Form 8-K, this exhibit is not “filed” for purposes of Section 18 of the Securities Exchange Act, as amended, but is instead “furnished” in accordance with that instruction.

On May 4, 2005, the Company issued a press release announcing that the Company’s Registration Statement on Form SB-2 was declared effective by the United States Securities and Exchange Commission. The full text of the press release is attached hereto as Exhibit 99.2 and hereby is incorporated herein by reference. Pursuant to General Instruction B.2 of Form 8-K, this exhibit is not “filed” for purposes of Section 18 of the Securities Exchange Act, as amended, but is instead “furnished” in accordance with that instruction.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits.

The following exhibits are filed herewith:

Exhibit Number	Exhibit Title

10.10	Amended Restricted Stock Grant Agreement dated April 29, 2005 by and between the registrant and John C. Ritter.

99.1	Press Release dated April 29, 2005.

99.2	Press Release dated May 4, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RASER TECHNOLOGIES, INC.

/s/ William Dwyer
William Dwyer
Chief Financial Officer

Dated: May 5, 2004

INDEX TO EXHIBITS

Exhibit Number	Exhibit Title

10.10	Amended Restricted Stock Grant Agreement dated April 29, 2005 by and between the registrant and John C. Ritter.

99.1	Press Release dated April 29, 2005.

99.2	Press Release dated May 4, 2005.